Accounts and Bills Receivable, net (Allowance For Doubtful Accounts) (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Balance at beginning of year	$ 197	1,196	1,785	2,140
Bad debt (recovery) expense	(66)	(401)	(589)	(355)
Write-offs	0	0	0	0
Balance at end of year	$ 131	795	1,196	1,785